Exhibit 99.3

Date:	December 5, 2011

For Release:	FOR IMMEDIATE RELEASE

Entergy to Divest and Merge Electric Transmission Business Into

ITC Holdings, Creating Industry-Leading

Electric Transmission Company

Entergy customers and other stakeholders to benefit from

fully divested, independent transmission company

ITC to benefit from improved platform to support execution of long-term business plan and growth objectives

Enhanced financial flexibility benefits customers and communities through ongoing investment, better access to capital, and credit quality protection

ITC regional headquarters to be in Jackson, Mississippi

NEW ORLEANS, La. and NOVI, Mi. – Entergy Corporation (NYSE: ETR) and ITC Holdings Corp. (NYSE: ITC) today announced that the Boards of Directors of both companies have approved a definitive agreement under which Entergy will divest and then merge its electric transmission business into ITC.

Entergy’s electric transmission business consists of approximately 15,700 miles of interconnected transmission lines at voltages of 69kV and above and associated substations across its utility service territory in the Mid-South. Following the completion of the transaction, ITC will become one of the largest electric transmission companies in the U.S., with over 30,000 miles of transmission lines, spanning from the Great Lakes to the Gulf Coast.

“This transaction furthers ITC’s position as a preeminent electric transmission owner, operator and developer in the U.S. and also serves to validate the benefits of the independent transmission model,” said Joseph L. Welch, ITC chairman, president and CEO. “By combining these businesses, we will significantly enhance the scale of our operations and financial resources as we continue to invest in electric transmission infrastructure for the benefit of customers, resulting in improved reliability, reduced system congestion and greater access to competitive energy markets. The transaction will also strengthen our existing transmission platform through the addition of sizable new service territories, thus enhancing our ability to deliver long-term sustainable growth.

“This is an attractive and natural strategic fit for ITC that provides benefits for stakeholders, including customers, employees, local communities and shareholders. Customers in Entergy’s service territory will benefit from the commitment that ITC makes to the regions and communities we serve, which is the cornerstone of our business and furthers our mission to be a best-in-class transmission provider and good corporate citizen. We have a strong track record of efficiently and effectively integrating systems and anticipate a seamless transition for Entergy customers,” Mr. Welch said.

Entergy chairman and CEO J. Wayne Leonard said, “We are pleased to have reached this agreement with ITC, and after careful consideration, we believe this transaction is without a doubt the right decision for our customers and other stakeholders. The transaction enables us to maintain the financial flexibility necessary to address the growing challenges our industry faces, including substantial infrastructure investment. We believe ITC’s independent transmission company structure is the best model to drive economic efficiency, achieve an open and robust market, and provide access for low-cost generation and efficient transmission use and expansion in the country.”

Transaction Details and Approvals

The terms of the transaction agreements call for Entergy to divest its electric transmission business to a newly-formed entity, Mid South TransCo LLC (“Transco”), and distribute this newly-formed entity to its shareholders in the form of a tax-free spin-off. Transco will then merge with and into a newly-created merger subsidiary of ITC in an all-stock, Reverse Morris Trust transaction. Prior to the merger, ITC expects to effectuate a $700 million recapitalization, currently anticipated to take the form of a one-time special dividend to its shareholders. The merger will result in shareholders of Entergy receiving 50.1 percent of the shares of pro forma ITC in exchange for their shares of Transco, with existing shareholders of ITC owning the remaining 49.9 percent of the combined company. The transaction is expected to be immediately value accretive to ITC shareholders. Rate base for pro forma ITC is projected to be approximately $7.1 billion by year-end 2013.

Entergy expects to receive gross cash proceeds of $1.775 billion from indebtedness that will be incurred in connection with the transaction, and this indebtedness will be assumed by ITC at the close of the merger. In addition, ITC anticipates issuing approximately $700 million of unsecured debt at the holding company. The combination is expected to enhance the overall credit quality for pro forma ITC due to its increased size, scale and financial resources and has been structured to preserve ITC’s existing strong credit metrics. Entergy expects to utilize most of the cash proceeds to retire debt associated with the transmission business at its utility operating companies and the balance for debt reduction at the parent, Entergy. The merger is expected to qualify for tax-free treatment for U.S. federal income tax purposes for both companies and Entergy’s shareholders.

Completion of the transaction is expected in 2013 subject to the satisfaction of certain closing conditions, including the necessary approvals of Entergy’s retail regulators, the Federal Energy Regulatory Commission and ITC shareholders.

Compelling Financial and Strategic Benefits

Financial Flexibility and Growth

Within the U.S., projected capital investment in the electric utility industry is forecasted to be in the $2 trillion range over the next 20 years. By divesting its transmission business, Entergy is increasing its flexibility of investment alternatives and protecting the credit quality of Entergy and its operating subsidiaries. In turn, as a transmission-only utility, ITC will address the transmission system needs of the region to support efficient infrastructure investment by improving access to capital for the transmission business.

The addition of the Entergy transmission business expands ITC’s current business model and adds sizable new markets to its operating and development portfolio. This will serve to diversify and enhance ITC’s long-term growth prospects by providing additional avenues for investment in needed transmission infrastructure that will benefit customers in the Entergy region.

Operational Excellence

Combining the best operating practices of both companies, including the ITC transmission-only model and Entergy employees’ knowledge and experience, will benefit overall system performance. The transaction will allow ITC to bring its experience and track record of safe and reliable operations to the Entergy region. ITC’s commitment to operational excellence will ensure continued strengthening of overall grid performance while emphasizing safety, reliability, compliance and project execution. ITC will fully utilize Entergy’s world-class storm restoration process and leverage the combined expertise to ensure that customers in the Entergy territory receive the same quality storm response efforts they have had in the past.

Independent and Transparent ITC Model

The independent transmission model provides singular focus on transmission system performance, planning and operations. This model also aligns with national policy objectives to facilitate investment in regional and inter-regional transmission, advances open access initiatives and promotes access to competitive energy markets.

Seamless For Customers, Benefiting Communities

This transaction will be seamless for Entergy’s retail customers, who will continue to be customers of Entergy utilities and will receive the same high quality service from their local utility. Entergy’s utility companies will continue to own and operate the local distribution and generation assets. Both companies are committed to ensuring that the necessary procedures and personnel are in place to maintain Entergy’s high standards in this area.

Increased local investments in the areas in which the companies operate should enhance the local and regional economies and stimulate job creation. Total annual investments for the Entergy transmission business are expected to range from approximately $400 million to $525 million through 2014. In addition, ITC brings a commitment to the local communities where it operates through partnerships and support for charities and other organizations that benefit residents. As part of a separate effort, Entergy continues to seek the necessary approvals to join the Midwest Independent System Operator (“MISO”) regional transmission organization.

Leadership Team, Employees and Headquarters

Upon the closing of the merger, ITC’s Board of Directors will appoint two new independent directors who will have transmission industry knowledge and familiarity with the region in which Entergy operates. ITC’s management team will remain intact for the combined business, but will be supplemented with key leadership personnel from Entergy’s transmission business to ensure a successful integration and consistency of operations.

Following completion of the transaction, approximately 750 current Entergy positions will be integrated into ITC. In addition, ITC will assume operations of the Entergy transmission and transmission-related facilities throughout the region and further establish a regional presence within the Entergy footprint, including maintaining a regional headquarters in Jackson, Mississippi. ITC’s corporate headquarters are located in Novi, Michigan.

Advisors

J.P. Morgan served as lead financial advisor and provided a fairness opinion to ITC, and Barclays Capital also served as a financial advisor and provided a fairness opinion to ITC. Simpson Thacher & Bartlett LLP served as ITC’s legal advisor. Goldman, Sachs & Co. served as Entergy’s financial advisor. Skadden, Arps, Slate, Meagher & Flom LLP served as Entergy’s transactional counsel, and Cooley LLP served as Entergy’s tax counsel.

Analyst / Media Conference Calls

ITC and Entergy will provide a joint presentation on the proposed transaction, in lieu of ITC’s previously scheduled Analyst Day, today (Monday, December 5, 2011) at the Jumeirah Essex House in New York, N.Y. beginning at 9 a.m. EST / 8 a.m. CST to discuss the proposed transaction. The webcast presentation and presentation slides will be accessible via ITC’s website at investor.itc-holdings.com/events.cfm and Entergy’s website at www.entergy.com/investor_relations.

A joint conference call for interested news media will be conducted by ITC and Entergy CEOs today at 11:00 a.m. EST / 10:00 a.m. CST, following the joint presentation. It may be accessed by calling 888-204-6674, participant code 7821124. Participants will be required to identify themselves and their media affiliation.

About ITC Holdings Corp.

ITC Holdings Corp. (NYSE: ITC) is the nation’s largest independent electric transmission company. Based in Novi, Michigan, ITC invests in the electric transmission grid to improve reliability, expand access to markets, lower the overall cost of delivered energy and allow new generating resources to interconnect to its transmission systems. ITC’s regulated operating subsidiaries include ITC Transmission, Michigan Electric Transmission Company, ITC Midwest and ITC Great Plains. Through these subsidiaries, ITC owns and operates high-voltage transmission facilities in Michigan, Iowa, Minnesota, Illinois, Missouri and Kansas, serving a combined peak load exceeding 25,000 megawatts along 15,000 circuit miles of transmission line. Through ITC Grid Development and its subsidiaries, the company also focuses on expansion in areas where significant transmission system improvements are needed. For more information, please visit ITC’s website at www.itc-holdings.com. (itc-ITC)

About Entergy Corporation

Entergy Corporation is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, and it is the second-largest nuclear generator in the United States. Entergy delivers electricity to 2.7 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy has annual revenues of more than $11 billion and approximately 15,000 employees. For more information, please visit Entergy’s website at www.entergy.com.

ITC Forward Looking Information

This document and the exhibits hereto contain certain statements that describe ITC management’s beliefs concerning future business conditions and prospects, growth opportunities and the outlook for ITC’s business, including ITC’s business and the electric transmission industry based upon information currently available. Such statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Wherever possible, ITC has identified these forward-looking statements by words such as “anticipates”, “believes”, “intends”, “estimates”, “expects”, “projects” and similar phrases. These forward-looking statements are based upon assumptions ITC management believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause ITC’s actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including, among other things, (a) the risks and uncertainties disclosed in ITC’s annual report on Form 10-K and ITC’s quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) from time to time and (b) the following transactional factors (in addition to others described elsewhere in this document and in subsequent filings with the SEC): (i) risks inherent in the contemplated transaction, including: (A) failure to obtain approval by the Company’s shareholders; (B) failure to obtain regulatory approvals necessary to consummate the transaction or to obtain regulatory approvals on favorable terms; (C) the ability to obtain the required financings; (D) delays in consummating the transaction or the failure to consummate the transactions; and (E) exceeding the expected costs of the transactions; (ii) legislative and regulatory actions, and (iii) conditions of the capital markets during the periods covered by the forward-looking statements.

Because ITC’s forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond ITC’s control or are subject to change, actual results could be materially different and any or all of ITC’s forward-looking statements may turn out to be wrong. They speak only as of the date made and can be affected by assumptions ITC might make or by known or unknown risks and uncertainties. Many factors mentioned in this document and the exhibits hereto and in ITC’s annual and quarterly reports will be important in determining future results. Consequently, ITC cannot assure you that ITC’s expectations or forecasts expressed in such forward-looking statements will be achieved. Actual future results may vary materially. Except as required by law, ITC undertakes no obligation to publicly update any of ITC’s forward-looking or other statements, whether as a result of new information, future events, or otherwise.

The transaction is subject to certain conditions precedent, including regulatory approvals, approval of ITC’s shareholders and the availability of financing. ITC cannot provide any assurance that the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated.

Entergy Forward-Looking Information

In this news release, and from time to time, Entergy makes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including (i) those factors discussed in Entergy’s Annual Report on Form 10-K for the year ended December 31, 2010 and its Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, and September 30, 2011; (ii) the following transactional factors (in addition to others described elsewhere in this release and in subsequent securities filings) involving risks inherent in the contemplated transaction, including: (1) failure to obtain ITC shareholder approval, (2) failure of Entergy and its shareholders to recognize the expected benefits of the transaction, (3) failure to obtain regulatory approvals necessary to consummate the transaction or to obtain regulatory approvals on favorable terms, (4) the ability of Entergy, Transco and ITC to obtain the required financings, (5) delays in consummating the transaction or the failure to consummate the transaction, (6) exceeding the expected costs of the transaction, and (7) the failure to receive an IRS ruling approving the tax-free status of the transaction; (iii) legislative and regulatory actions; and (iv) conditions of the capital markets during the periods covered by the forward-looking statements. The transaction is subject to certain conditions precedent, including regulatory approvals, approval of ITC’s shareholders and the availability of financing. Entergy cannot provide any assurance that the transaction or any of the proposed transactions related thereto will be completed, nor can it give assurances as to the terms on which such transactions will be consummated.

Additional Information and Where to Find It

ITC and Transco will file registration statements with the SEC registering shares of ITC common stock and Transco common units to be issued to Entergy shareholders in connection with the proposed transactions. ITC will also file a proxy statement with the SEC that will be sent to the shareholders of ITC. Entergy shareholders are urged to read the prospectus and/or information statement that will be included in the registration statements and any other relevant documents, because they contain important information about ITC, Transco and the proposed transactions. ITC shareholders are urged to read the proxy statement and any other relevant documents because they contain important information about Transco and the proposed transactions. The proxy statement, prospectus and/or information statement, and other documents relating to the proposed transactions (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The documents, when available, can also be obtained free of charge from Entergy upon written request to Entergy Corporation, Investor Relations, P.O. Box 61000 New Orleans, LA 70161 or by calling Entergy’s Investor Relations information line at 1-888-ENTERGY (368-3749), or from ITC upon written request to ITC Holdings Corp., Investor Relations, 27175 Energy Way, Novi, MI 48377 or by calling 248-946-3000.

This communication is not a solicitation of a proxy from any security holder of ITC. However, Entergy, ITC and certain of their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders of ITC in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Entergy, may be found in its 2010 Annual Report on Form 10-K filed with the SEC on February 28, 2011, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on March 24, 2011. Information about the directors and executive officers of ITC may be found in its 2010 Annual Report on Form 10-K filed with the SEC on February 23, 2011, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 21, 2011.

Contact:	For Entergy	For ITC

	Chanel Lagarde (News Media)	Tina Kozak (News Media)
	(504) 576-4238	(313) 550-1901
clagar1@entergy.com
or
Paula Waters (Investor Relations)
	(504) 576-4380	Bob Doetsch (News Media)
	pwater1@entergy.com	(586) 256-5399
rdoetsch@itctransco.com

Gretchen Holloway (Investor Relations)
(248) 946-3595
gholloway@itctransco.com